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                                   GUARANTY


          1. Guaranty of Payment. For value received and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to DURA AUTOMOTIVE SYSTEMS, INC. (hereinafter called the "DEBTOR") by CONTINENTAL BANK N.A., as agent (the "AGENT"), The Bank of Nova Scotia, Comerica Bank and The Chase Manhattan Bank, as co-agents (the "CO-AGENTS"), and various financial institutions (the "LENDERS"), the undersigned hereby unconditionally guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of the Debtor to the Agent, Co-Agents and the Lenders, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due (all such obligations being hereinafter collectively called the "LIABILITIES"), and the undersigned further agrees to pay all expenses (including fees of attorneys (who may be employees of the Agent) and legal expenses) paid or incurred by the Agent in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this guaranty.

          2. Acceleration of the Time of Payment of Amount Payable Under Guaranty. The undersigned agrees that, in the event of the dissolution or insolvency of the Debtor or the undersigned, or the inability of the Debtor or the undersigned to pay debts as they mature, or an assignment by the Debtor or the undersigned for the benefit of creditors, or the institution of any proceeding by or against the Debtor or the undersigned alleging that the Debtor or the undersigned is insolvent or unable to pay debts as they mature, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, the undersigned will pay to the Agent, for the benefit of itself, the Co-Agents and the Lenders forthwith the full amount which would be payable hereunder by the undersigned if all Liabilities were then due and payable.

          3. Security Interest in Deposits and Other Property. To secure all obligations of the undersigned hereunder, the Agent, for the benefit of itself, the Co-Agents and the Lenders, shall have a lien upon and security interest in (and may, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by the undersigned hereunder, appropriate and apply toward the payment of such amount, in such order of application as the Agent may elect) any and all balances,
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credits, deposits (general or special, time or demand, provisional or final), accounts or moneys of or in the name of the undersigned now or hereafter with the Agent and any and all property of every kind or description of or in the name of the undersigned now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Agent or any agent or bailee for the Agent. In addition, the Agent may offset any amounts owing by the Agent, the Co-Agents or the Lenders to the undersigned against any amounts owing by the undersigned to the Agent hereunder.

          4. Continuing Guaranty. This guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, dissolution of the undersigned or that at any time or from time to time all Liabilities may have been paid in full), subject to discontinuance as to the undersigned only upon actual receipt by the Agent of written notice from the undersigned, or any person duly authorized and acting on behalf of the undersigned, of the discontinuance hereof as to the undersigned; provided, however, that no such notice of discontinuance shall affect or impair any of the agreements and obligations of the undersigned hereunder with respect to any and all Liabilities existing prior to the time of actual receipt of such notice by the Agent, any and all Liabilities created or acquired thereafter pursuant to any previous commitments made by the Agent, the Co-Agents or the Lenders, any and all extensions or renewals of any of the foregoing, any and all interest on any of the foregoing, and any and all expenses paid or incurred by the Agent in endeavoring to collect any of the foregoing and in enforcing this guaranty against the undersigned; and all of the agreements and obligations of the undersigned under this guaranty shall, notwithstanding any such notice of discontinuance, remain fully in effect until all such Liabilities (including any extensions or renewals of any thereof) and all such interest and expenses shall have been paid in full.

          5. Rescission or Return of Payment on Liabilities. The undersigned further agrees that, if at any time all or any part of any payment theretofore applied by the Agent to any of the Liabilities is or must be rescinded or returned by the Agent for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Debtor), such Liabilities shall, for the purposes of this guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have

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continued in existence, notwithstanding such application by the Agent, and this guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Agent had not been made.

          6. Agent Permitted to Take Certain Actions. The Agent may, from time to time (but shall not be obligated to), whether before or after any discontinuance of this guaranty, at its sole discretion and without notice to the undersigned, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities; (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and (e) resort to the undersigned for payment of any of the Liabilities, whether or not the Agent (i) shall have resorted to any property securing any of the Liabilities or any obligation hereunder or (ii) shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities (all of the actions referred to in preceding clauses (i) and (ii) being hereby expressly waived by the undersigned).

          7. Application of Payments. Any amounts received by the Agent from any source on account of the Liabilities may be applied by it toward the payment of such of the Liabilities, and in such order of application, as the Agent may from time to time elect.

          8. No Subrogation. No payment made by or for the account of the undersigned pursuant to this guaranty shall entitle the undersigned by subrogation or otherwise to any payment by the Debtor or from or out of any property of the Debtor, and the undersigned shall not exercise any right or remedy against the

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Debtor or any property of the Debtor by reason of any performance by the undersigned of this guaranty.

          9. Waiver of Notice and Other Matters. The undersigned hereby expressly waives: (a) notice of the acceptance by the Agent, the Co-Agents and the Lenders of this guaranty; (b) notice of the existence or creation or non-payment of all or any of the Liabilities; (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever; and (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

          10. Additional Liabilities of the Debtor Permitted. The creation or existence from time to time of additional Liabilities is hereby authorized, without notice to the undersigned, and shall in no way affect or impair the rights of the Agent, the Co-Agents and the Lenders and the obligations of the undersigned under this guaranty.

          11. Assignment of Liabilities. The Agent, the Co-Agents and the Lenders may, from time to time, whether before or after any discontinuance of this guaranty, without notice to the undersigned, assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this guaranty to the same extent as if such assignee or transferee were the Agent, the Co-Agents or the Lenders; provided, however, that, unless the Agent, the Co-Agents or the Lenders shall otherwise consent in writing, the Agent, the Co-Agents and the Lenders shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this guaranty, for the benefit of the Agent, the Co-Agents and the Lenders, as to those of the Liabilities which the Agent, the Co-Agent and the Lenders have not assigned or transferred.

          12. Information Concerning Debtor. The undersigned hereby warrants to the Agent that the undersigned now has and will continue to have independent means of obtaining information

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concerning the affairs, financial condition and business of the Debtor. The
Agent shall not have any duty or responsibility to provide the undersigned with any credit or other information concerning the affairs, financial condition or business of the Debtor which may come into the Agent's possession.

          13. Waiver and Modifications. No delay on the part of the Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this guaranty be binding upon the Agent except as expressly set forth in a writing duly signed and delivered on behalf of the Agent.

          14. Obligations Under Guaranty. No action of the Agent permitted hereunder shall in any way affect or impair the rights of the Agent and the obligations of the undersigned under this guaranty. For the purposes of this guaranty, Liabilities shall include all obligations of the Debtor to the Agent, the Co-Agents and the Lenders, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder. The obligations of the undersigned under this guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of the undersigned. The undersigned hereby acknowledges that there are no conditions to the effectiveness of this guaranty.

          15. Successors. This guaranty shall be binding upon the undersigned, and upon the heirs, legal representatives, successors and assigns of the undersigned; and to the extent that the Debtor or the undersigned is either a partnership or a corporation, all references herein to the Debtor and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation.

          16. Severability. Wherever possible, each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibi-

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tion or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.

          17. Captions. Section captions used in this guaranty are for convenience only, and shall not affect the construction of this guaranty.

          18. CHOICE OF LAW; WAIVER OF JURY TRIAL. THIS GUARANTY HAS BEEN EXECUTED, DELIVERED AND ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT CHICAGO, ILLINOIS, AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE LAWS AND DECISIONS OF THE STATE OF ILLINOIS, AND THE UNDERSIGNED AGREES TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT WITHIN COOK COUNTY, ILLINOIS. THE ABOVE PROVISIONS SHALL NOT LIMIT THE RIGHT OF AGENT TO FILE SUIT AGAINST THE UNDERSIGNED BEFORE A COURT AT THE DOMICILE OF THE UNDERSIGNED OR AT ANY OTHER PLACE WHERE ASSETS OF THE UNDERSIGNED MAY BE FOUND. THE UNDERSIGNED WAIVES, AT THE OPTION OF THE AGENT, TRIAL BY JURY, ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

          SIGNED AND DELIVERED this 31st day of August, 1994.


                                   DURA DE MEXICO S.A. de C.V.


                                   By  /s/ Robert Hibbs
                                     -----------------------------
                                     Its  Vice President
                                        --------------------------
                                   Address: Poniente 2 y Norte
                                             7 N' 1A6
                                            Matamoros, Tamaulipas
                                            MEXICO

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